UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 2006


                             MEDIACOM BROADBAND LLC
                         MEDIACOM BROADBAND CORPORATION
             (Exact name of Registrant as specified in its charter)


       Delaware                      333-72440                06-1615412
       Delaware                     333-72440-01              06-1630167
(State of incorporation        (Commission File Nos.)        (IRS Employer
   or organization)                                         Identification Nos.)

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrants' telephone number: (845) 695-2600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrants under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

     On September 29, 2006, Mediacom Broadband LLC and Mediacom Broadband Corporation issued a press release pursuant to Rule 135c of the Securities Act of 1933 concerning their agreement to sell $300 million principal amount of 8-1/2% senior notes under Rule 144A. A copy of the press release is being filed as Exhibit 99.1 to this report and incorporated herein by reference.



Item 9.01.     Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.     Description
    ----------      -----------

        99.1        Press  release  issued by the  Registrants  on September 29,
                    2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2006


                                       Mediacom Broadband LLC


                                       By: /s/ Mark E. Stephan
                                           -------------------------------------
                                            Mark E. Stephan
                                            Executive Vice President
                                            and Chief Financial Officer


                                       Mediacom Broadband Corporation



                                       By: /s/ Mark E. Stephan
                                           -------------------------------------
                                            Mark E. Stephan
                                            Executive Vice President
                                            and Chief Financial Officer